Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 6

This AMENDMENT NO. 6 (this “Amendment”), dated as of July 2, 2014, amends the Credit Agreement (as defined below) and is among Barclays Bank PLC, as administrative agent (in such capacity, the “Administrative Agent”), National CineMedia, LLC, a Delaware limited liability company (the “Borrower”), the several banks and other financial institutions or entities parties thereto (the “Lenders”), the Swing Line Lender and the Issuing Lenders (as defined in the Credit Agreement).

RECITALS

WHEREAS, the Borrower, the Administrative Agent, the Lenders named therein and each of the other parties thereto are party to the Credit Agreement, dated as of February 13, 2007 (as amended and restated pursuant to that Amendment No. 4 dated as of November 26, 2012, as amended pursuant to Amendment No. 5 dated as of May 2, 2013 and as may be further amended, restated, modified or otherwise supplemented prior to the date hereof, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

WHEREAS, the Borrower, each of the 2017 Revolving Credit Lenders, the Required Lenders, the Administrative Agent, the Swing Line Lender and the Issuing Lenders have agreed to amend the Credit Agreement (the Credit Agreement as so amended, the “Amended Credit Agreement”) subject to the conditions set forth herein.

AGREEMENT

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1. Amendments to the Credit Agreement.

(a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order therein:

“Amendment No. 6”: Amendment No. 6 to this Agreement, dated as of July 2, 2014 among the Borrower, the Lenders party thereto, the Administrative Agent and the other parties thereto.

“Amendment No. 6 Closing Date”: the date on which each of the conditions in Section 3 of Amendment No. 6 have been satisfied.

“Holdings Acquisition”: the Acquisition by Holdings of the Screenvision Assets.

“Reference Period”: as defined in the definition of “Consolidated EBITDA”.

“Screenvision”: the Delaware limited liability company that is the surviving company of the merger between Screenvision, LLC and Acquiror Sub 2, LLC, a Delaware limited liability company directly owned by Holdings.

“Screenvision Contribution”: the Acquisition by the Borrower of the Screenvision Assets, including by way of contribution of Screenvision in accordance with the Screenvision Contribution Documents.

“Screenvision Contribution Documents”: the definitive documentation evidencing the Screenvision Contribution and the Screenvision Indebtedness, in each case, in accordance with the terms of Exhibit A to this Amendment.

“Screenvision Acquisition Indebtedness”: Indebtedness originally incurred by Holdings to finance the Holdings Acquisition, and any Permitted Refinancing thereof.

“Screenvision Assets” the interest in Screenvision, LLC acquired by Holdings pursuant to the Agreement and Plan of Merger dated as of May 5, 2014 by and among Screenvision, LLC, Holdings, certain subsidiaries of Holdings party thereto and SV Holdco, LLC, as seller.

(b) Section 1.1 of the Credit Agreement is hereby amended by amending and restating the following defined terms as follows:

“2017 Revolving Credit Commitment”: (a) as to any Revolving Credit Lender, the obligation of such Revolving Credit Lender, if any, to make Revolving Credit Loans and participate in Swing Line Loans and Letters of Credit, in an aggregate principal and/or face amount not to exceed the amount set forth under the heading “2017 Revolving Credit Commitment” opposite such Revolving Credit Lender’s name on Schedule 1-A to Amendment No. 4, as such 2017 Revolving Credit Commitment may be reduced from time to time pursuant to the terms hereof, (b) in the case of any Lender that receives an assignment of any portion of a 2017 Revolving Credit Commitment, the amount specified as such Lender’s “2017 Revolving Credit Commitment” in the Assignment and Acceptance pursuant to which such Lender assumed a portion of the Total 2017 Revolving Credit Commitment, as such 2017 Revolving Credit Commitment may be reduced from time to time pursuant to the terms hereof, (c) in the case of Royal Bank of Canada, the amount of such Lender’s 2017 Revolving Credit Commitment set forth in the Incremental Amendment No. 1 dated as of June 18, 2014, as such 2017 Revolving Credit Commitment may be reduced from time to time pursuant to the terms hereof and (d) in the case of any Revolving Credit Commitment Increase Lender, the amount of such Revolving Credit Commitment Increase Lender’s Revolving Credit Commitment Increase as set forth in the applicable Incremental Amendment, as such 2017 Revolving Credit Commitment may be reduced from time to time pursuant to the terms hereof. As of the Amendment No. 6 Effective Date, the aggregate amount of the 2017 Revolving Credit Commitments outstanding is $135,000,000.00.

“2017 Revolving Credit Maturity Date”: subject to Section 2.26, the seventh anniversary of the Restatement Effective Date or, if such day is not a Business Day, the next preceding Business Day.

“Term Loan Commitment”: as to any Lender, the obligation of such Lender, if any, to make a Term Loan to the Borrower as set forth in (a) Amendment No. 5, (b) the Assignment and Acceptance pursuant to which such Lender became a party hereto, or (c) in the case of an Incremental Term Loan, the applicable Incremental Amendment, in each case as the same may be changed from time to time pursuant to the terms hereof. The aggregate amount of the Term Loan Commitments as of the Amendment No. 5 Effective Date is $270,000,000.

(c) Section 1.1 of the Credit Agreement is hereby amended by replacing the words “February 13, 2015” with the words “November 26, 2019” in clause (g) of the definition of “Indebtedness”.

(d) Section 1.1 of the Credit Agreement is hereby amended by replacing the words “clause (f)” with the words “clause (g)” in the second clause (d) of the definition of “Consolidated EBITDA”.

(e) Section 1.1 of the Credit Agreement is hereby amended by (i) replacing the words “as of the last day of any period of four consecutive fiscal quarters” with the words “as of any date of determination” in the definition of “Consolidated Net Senior Secured Leverage Ratio” and (ii) replacing the words “for such period” with the words “for the Reference Period most recently ended on or prior to such date of determination for which (excluding for purposes of Section 7.1) financial statements have been prepared by the Borrower.”

(f) Section 2.25 of the Credit Agreement is hereby amended by (i) replacing the words “Restatement Effective Date” with the words “Amendment No. 6 Closing Date” in clause (a) thereof and (ii) replacing the word “$160,000,000” with the word “$250,000,000” in clause (b) thereof.

(g) Section 7.2 of the Credit Agreement is hereby amended by (i) replacing the word “$160,000,000” with the word “$250,000,000” in Section 7.2(p)(ii)(B)(x)(i), (ii) deleting the “and” at the end of Section 7.2(o), (iii) deleting the period at the end of Section 7.2(p) and replacing it with “; and” and (iv) adding the following new clause (q) at the end thereof:

“(q) the Screenvision Acquisition Indebtedness in an aggregate amount not to exceed $250,000,000 and any Permitted Refinancing thereof.”

(h) Section 7.3 of the Credit Agreement is hereby amended by amending and restating Section 7.3(s) as follows: “(s) Liens on the Collateral securing the Indebtedness permitted by Sections 7.2(p) and 7.2(q); provided that such Liens shall be subject to the Intercreditor Agreement.”

(i) Section 7.8 of the Credit Agreement is hereby amended by (i) deleting the “and” at the end of Section 7.8(t), (ii) deleting the period at the end of Section 7.8(u) and replacing it with “; and” and (iii) adding the following new clause (v) at the end thereof:

“(v) the Screenvision Contribution.”

(j) Section 7.10 of the Credit Agreement is hereby amended by adding the words “, the Screenvision Contribution Documents” before the words “and the other agreements identified on Schedule 7.10 shall be permitted” in clause (x) of the last sentence thereof.”

(k) Section 7.13 of the Credit Agreement is hereby amended by (i) deleting the period at the end of Section 7.13(e) and replacing it with “, and” and (ii) adding the following new clause (f) at the end thereof:

“(f) any restrictions existing in the Screenvision Contribution Documents.”

(l) Section 7.14 of the Credit Agreement is hereby amended by (i) deleting the period at the end of Section 7.14(vi) and replacing it with “, and” and (ii) adding the following new clause (vii) at the end thereof:

“(vii) any restrictions existing in the Screenvision Contribution Documents.”

SECTION 2. Conditions to Effectiveness of this Amendment and Extension of the 2017 Revolving Credit Maturity Date. This Amendment shall become a binding agreement of the parties hereto and the amendment to the definition of the term “2017 Revolving Credit Maturity Date shall become effective on the date (the “Amendment No. 6 Effective Date”) when the following conditions shall have been satisfied or waived by each applicable party:

(a) The Administrative Agent shall have received counterparts of this Amendment executed by a Responsible Officer of the Borrower, each of the 2017 Revolving Credit Lenders and the Required Lenders, or, as to any of the Lenders written evidence reasonably satisfactory to the Administrative Agent that such Lender has executed this Amendment.

(b) The Administrative Agent shall have received a certificate of the Borrower dated as of the Amendment No. 6 Effective Date signed by a Responsible Officer of the Borrower, certifying on behalf of the Borrower that, (i) the representations and warranties of the Borrower contained in Section 4 of the Amended Credit Agreement and in any other Loan Document are true and correct in all material respects as if made on and as of the Amendment No. 6 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date; provided that each reference to the “Credit Agreement” therein shall be deemed to be a reference to the Credit Agreement as amended pursuant to this Amendment and (ii) no Default or Event of Default has occurred and is continuing.

(c) In consideration for this Amendment, the Borrower shall have paid to the Administrative Agent, all fees payable to the Consenting 2017 Revolving Credit Lenders (as defined in Section 9 hereof) then payable pursuant to Section 9 hereof.

Each party hereto agrees that their respective signatures to this Amendment, once delivered, are irrevocable and may not be withdrawn.

SECTION 3. Conditions to Effectiveness of Other Amendments to the Credit Agreement. Notwithstanding anything contained herein or in any other Loan Document, the effectiveness of the Amendments set forth herein other than the amendment to the definition of the term “2017 Revolving Credit Maturity Date”, which shall be effective as of the Amendment No. 6 Effective Date, shall be subject to prior or concurrent satisfaction of the following conditions on or before the Effective Date (as defined below) (the date on which such conditions are satisfied, the “Amendment No. 6 Closing Date”):

(a) The consummation of the Screenvision Contribution;

(b) In consideration for this Amendment, the Borrower shall have paid to the Administrative Agent, all fees payable to the Consenting Term Loan Lenders (as defined in Section 9 hereof) then payable pursuant to Section 9 hereof; and

(c) The Agents shall have received evidence that all fees and expenses (including those set forth in Section 6 hereof) of the Agents for which invoices have been presented (including the reasonable fees and expenses of counsel to the Administrative Agent) shall have been paid.

It is understood and agreed that, in the event that the conditions set forth above shall not be satisfied by the Effective Time (as defined below), the Amendments provided for herein (other than the amendment to the definition of the term “2017 Revolving Credit Maturity Date”) shall not become effective and Lender consent therefor shall immediately and automatically be revoked.

As used herein, “Effective Time” shall mean midnight (New York Time) on April 1, 2015.

SECTION 4. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a) The Borrower (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and (ii) has all requisite limited liability company or other organizational power and authority, and the legal right, to execute and deliver this Amendment and perform its obligations under this Amendment.

(b) The execution and delivery by the Borrower of this Amendment and the performance under this Amendment, (i) are within the Borrower’s power, (ii) have been duly authorized by all necessary organizational action, (iii) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith would not, in the aggregate, reasonably be expected to have a Material Adverse Effect and (iv) will not conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.3 of the Amended Credit Agreement) or require any payment to be made under any Contractual Obligation (except payments required by this Amendment and the Loan Documents) to which the Borrower is a party or affecting the Borrower or the Properties of the Borrower.

(c) No consent or authorization of, filing with, notice to or other act by, any Governmental Authority or any other Person is required on the part of or in respect of any Loan Party in connection with the execution, delivery or performance by the Borrower of this Amendment except (i) those consents, authorizations, filings and notices as have been obtained or made and are in full force and effect or made and (ii) those consents, authorization, filings, notices or actions, the failure of which to obtain or make, would not reasonably be expected to have a Material Adverse Effect.

(d) This Amendment has been duly executed and delivered by the Borrower. Upon the Amendment No. 6 Effective Date, this Amendment will constitute a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(e) The Borrower represents and warrants that all representations and warranties contained in the Loan Documents to which it is a party or otherwise bound are true and correct in all material respects on and as of the Amendment No. 6 Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

SECTION 5. Reference to and Effect on the Credit Agreement and the Loan Documents. (a) On and after the Amendment No. 6 Effective Date, but subject to Section 3 hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.

(b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(c) This Amendment shall constitute a “Loan Document” (under and as defined in the Amended Credit Agreement).

SECTION 6. Costs and Expenses. The Borrower agrees to pay all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 10.5 of the Credit Agreement.

SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic delivery (e.g., “pdf”) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 9. Consent Fees. The Borrower hereby covenants and agrees that, (i) concurrently with the Amendment No. 6 Effective Date, it shall pay to the Administrative Agent on account of each 2017 Revolving Credit Lender (the “Consenting 2017 Revolving Credit Lenders”) that has executed and delivered a counterpart thereof to the Administrative Agent (or its designee) on or prior to 5:00 p.m. prevailing New York city time on June 25, 2014, a fee equal to 0.25% of the outstanding used and unused 2017 Revolving Credit Commitments held by such Consenting 2017 Revolving Credit Lender as of Amendment No. 6 Effective Date and (ii) concurrently with the Amendment No. 6 Closing Date, it shall pay to the Administrative Agent on account of each Term Loan Lender (the “Consenting Term Loan Lenders”) that has executed and delivered a counterpart thereof to the Administrative Agent (or its designee) on or prior to 5:00 p.m. prevailing New York city time on June 27, 2014, a fee equal to 0.25% of the outstanding Term Loans held by such Consenting Term Loan Lender as of Amendment No. 6 Effective Date (the fees described in clauses (i) and (ii), collectively, the “Consent Fees”). The Consent Fees shall be payable in U.S. dollars in immediately available funds as directed by the Administrative Agent, free and clear of and without deduction for any and all present or future applicable taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto (with appropriate gross-up for withholding taxes). Once paid, no Consent Fees shall be refundable under any circumstances. For the avoidance of doubt, no Consent Fees will be payable to Consenting Term Loan Lenders if the conditions to the Amendment No. 6 Closing Date are not met prior to the Effective Time.

SECTION 10. FATCA. The parties agree to take the position that this Amendment (together with any relevant prior amendment) is a “significant modification” of the Term Loans and advances made pursuant to the 2017 Revolving Credit Commitment within the meaning of Treasury Regulations Section 1.1001-3(e), unless the Borrower notifies the Administrative Agent after the date hereof but prior to the Amendment No. 6 Closing Date that it has determined that this Amendment (together with any relevant prior amendment) is not a “significant modification” of the Term Loans and/or advances made pursuant to the 2017 Revolving Credit Commitment within the meaning of Treasury Regulations Section 1.1001-3(e).

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

NATIONAL CINEMEDIA, LLC, as Borrower

By: National CineMedia, Inc., a Delaware corporation, its Manager

By:	/s/ Kurt C. Hall
Name:	Kurt C. Hall
Title:	President, Chief Executive Officer and Chairman

[Signature Page to National CineMedia, LLC Amendment No. 6]

BARCLAYS BANK PLC, as Administrative Agent

By:	/s/ Craig J. Malloy
Name:	Craig J. Malloy
Title:	Director

[Signature Page to National CineMedia, LLC Amendment No. 6]

BARCLAYS BANK PLC, as Lender, Issuing Lender and Swing Line Lender

By:	/s/ Craig J. Malloy
Name:	Craig J. Malloy
Title:	Director

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Bank of America, N.A.

By:	/s/ Michael T. Letsch
Name: Michael T. Letsch
Title: Senior Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Credit Suisse AG, Cayman Islands Branch

By:	/s/ Bill O’Daly
Name: Bill O’Daly
Title: Authorized Signatory

By:	/s/ Sally Reyes
Name: Sally Reyes
Title: Authorized Signatory

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Stoney Lane Funding I, Ltd.
By: HillMark Capital Management, L.P., as Collateral Manager, as Lender

By:	/s/ Mark Gold
Name: Mark Gold
Title: CEO

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Chase Lincoln First Commercial Corporation

By:	/s/ Michael A. Basak
Name: Michael A. Basak
Title: Sr Vice President

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Royal Bank of Canada

By:	/s/ Scott Johnson
Name: Scott Johnson
Title: Authorized Signatory

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Seaside National Bank & Trust

By:	/s/ Thomas N. Grant
Name: Thomas N. Grant
Title: SVP and CCO

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Vectra Bank Colorado, National Association

By:	/s/ Michael Moread
Name: Michael Moread
Title: SVP

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

ASF1 Loan Funding LLC

By: Citibank, N.A.,

By:	/s/ Lauri Pool
Name: Lauri Pool
Title: Associate Director

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

MIHI LLC

By:	/s/ Stephen Menos
Name: Stephen Menos
Title: Authorized Signatory

For any Lender requiring a second signature block:

By:	/s/ Katherine Mogg
Name: Katherine Mogg
Title: Authorized Signatory

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Bill and Melinda Gates Foundation Trust

By:	/s/ Charles C Williams Jr
Name: Charles C Williams Jr
Title: Operations Manager

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

City of New York Group Trust

By:	/s/ Charles C Williams Jr
Name: Charles C Williams Jr
Title: Operations Manager

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Zeus Trading, LLC

By:	/s/ Jonathan Barnes
Name: Jonathan Barnes
Title: Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Raymond James Bank, N.A.

By:	/s/ Joseph A. Ciccolini
Name: Joseph A. Ciccolini
Title: Vice President—Senior Corporate Banker

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Cent CDO 12 Limited
By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Cent CDO 14 Limited
By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Cent CDO 15 Limited
By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Cent CLO 16, L.P.
By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Cent CLO 17 Limited
By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Cent CLO 18 Limited
By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Cent CLO 19 Limited
By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Cent CLO 20 Limited
By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Columbia Floating Rate Fund, a series of Columbia Funds Series Trust II

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

RiverSource Life Insurance Company

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Pacifica CDO V LTD
By: Alcentra NY, LLC, as investment advisor

By:	/s/ Edward Vietor
Name: Edward Vietor
Title: Senior Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Pacifica CDO VI LTD
By: Alcentra NY, LLC, as investment advisor

By:	/s/ Edward Vietor
Name: Edward Vietor
Title: Senior Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

US Bank Loan Fund (M) Master Trust
By: Alcentra NY, LLC, as investment advisor

By:	/s/ Edward Vietor
Name: Edward Vietor
Title: Senior Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Veritas CLO II, LTD
By: Alcentra NY, LLC, as investment advisor

By:	/s/ Edward Vietor
Name: Edward Vietor
Title: Senior Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Westwood CDO I Ltd
By: Alcentra NY, LLC, as investment advisor

By:	/s/ Edward Vietor
Name: Edward Vietor
Title: Senior Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Ballantyne Funding, LLC

By:	/s/ Jonathan Barnes
Name: Jonathan Barnes
Title: Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Landmark IX CDO LTD
By: Landmark Funds LLC, as Manager

By:	/s/ Jamie Walker
Name: Jamie Walker
Title: Principal

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Landmark VIII CLO LTD
By: Landmark Funds LLC, as Manager

By:	/s/ Jamie Walker
Name: Jamie Walker
Title: Principal

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Four Corners CLO III, Ltd.

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Voya CLO I, Ltd.
By: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Mark F. Haak
Name: Mark F. Haak
Title: Senior Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Voya CLO II, Ltd.
By: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Mark F. Haak
Name: Mark F. Haak
Title: Senior Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Voya CLO III, Ltd.
By: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Mark F. Haak
Name: Mark F. Haak
Title: Senior Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

SAN GABRIEL CLO I LTD
By: Its Investment Advisor CVC Credit Partners, LLC

On behalf of Resource Capital Asset Management (RCAM)

By:	/s/ Philip Raciti
Name: Philip Raciti
Title: MD/PM

For any Lender requiring a second signature block:

By:	N/A
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

ACA CLO 2006-I LTD
By: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Philip Raciti
Name: Philip Raciti
Title: MD/PM

For any Lender requiring a second signature block:

By:	N/A
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

APIDOS CDO III
By: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Philip Raciti
Name: Philip Raciti
Title: MD/PM

For any Lender requiring a second signature block:

By:	N/A
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

APIDOS CDO V
By: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Philip Raciti
Name: Philip Raciti
Title: MD/PM

For any Lender requiring a second signature block:

By:	N/A
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

APIDOS CINCO CDO
By: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Philip Raciti
Name: Philip Raciti
Title: MD/PM

For any Lender requiring a second signature block:

By:	N/A
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

SHASTA CLO I LTD
By: Its Investment Advisor CVC Credit Partners, LLC

On behalf of Resource Capital Asset Management (RCAM)

By:	/s/ Philip Raciti
Name: Philip Raciti
Title: MD/PM

For any Lender requiring a second signature block:

By:	N/A
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

ACA CLO 2007-I LTD
By: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Philip Raciti
Name: Philip Raciti
Title: MD/PM

For any Lender requiring a second signature block:

By:	N/A
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

ACE American Insurance Company
By: T. Rowe Price Associates, Inc. as investment advisor

By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

T. Rowe Price Floating Rate Fund, Inc.

By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Mountain View CLO II Ltd.
By: Seix Investment Advisors LLC, as Collateral Manager

Mountain View CLO III Ltd.
By: Seix Investment Advisors LLC, as Collateral Manager

As Lenders

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

LCM IX Limited Partnership
By: LCM Asset Management LLC As Collateral Manager

By:	/s/ LCM Asset Management LLC
Name: LCM Asset Management LLC
Title: Sophie A. Venon

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

LCM X Limited Partnership
By: LCM Asset Management LLC As Collateral Manager

By:	/s/ LCM Asset Management LLC
Name: LCM Asset Management LLC
Title: Sophie A. Venon

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

LCM XI Limited Partnership
By: LCM Asset Management LLC As Collateral Manager

By:	/s/ LCM Asset Management LLC
Name: LCM Asset Management LLC
Title: Sophie A. Venon

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

LCM XII Limited Partnership
By: LCM Asset Management LLC As Collateral Manager

By:	/s/ LCM Asset Management LLC
Name: LCM Asset Management LLC
Title: Sophie A. Venon

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

LCM XIV Limited Partnership
By: LCM Asset Management LLC As Collateral Manager

By:	/s/ LCM Asset Management LLC
Name: LCM Asset Management LLC
Title: Sophie A. Venon

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

LCM XV Limited Partnership
By: LCM Asset Management LLC As Collateral Manager

By:	/s/ LCM Asset Management LLC
Name: LCM Asset Management LLC
Title: Sophie A. Venon

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

TRALEE CDO I LTD
By: Par-Four Investment Management, LLC As Collateral Manager

By:	/s/ Dennis Gorczyca
Name: Dennis Gorczyca
Title: Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Muir Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC as Collateral Manager

By:	/s/ Michael J. Starshak, Jr.
Name: Michael J. Starshak, Jr
Title: Officer

For any Lender requiring a second signature block:

By:	N/A
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Grant Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC as Collateral Manager

By:	/s/ Michael J. Starshak, Jr.
Name: Michael J. Starshak, Jr
Title: Officer

For any Lender requiring a second signature block:

By:	N/A
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Brentwood CLO, Ltd.
By: Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Eastland CLO, Ltd.
By: Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Stratford CLO, Ltd.
By: Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Rockwall CDO LTD
By: Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Grayson CLO, Ltd.
By: Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Rockwall CDO II LTD
By: Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Greenbriar CLO, Ltd.
By: Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Westchester CLO, Ltd.
By: Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

DaVinci Reinsurance Ltd.
By: Eaton Vance Management As Investment Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Eaton Vance Bank Loan Fund A Series Trust of Multi Manager Global Investment Trust
By: Eaton Vance Management As Investment Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Eaton Vance CDO IX Ltd.
By: Eaton Vance Management As Investment Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Eaton Vance CDO VII PLC

By:	Eaton Vance Management as Interim Investment Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Eaton Vance CDO VIII, Ltd.

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Eaton Vance CDO X PLC

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Eaton Vance Institutional Senior Loan Fund

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Eaton Vance International (Cayman Islands)
Floating-Rate Income Portfolio

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Eaton Vance Limited Duration Income Fund

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Eaton Vance VT Floating-Rate Income Fund

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Grayson & Co

By:	Boston Management and Research as Investment Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

MET Investors Series Trust—Met/Eaton Vance
Floating Rate Portfolio

By:	Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Senior Debt Portfolio

By:	Boston Management and Research as Investment Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

CITIBANK N.A.

By:	/s/ Brian S. Broyles
Name: Brian S. Broyles
Title: Attorney-In-Fact

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Saranac CLO I Limited

By:	Canaras Capital Management, LLC As Sub-Investment Advisor

By:	/s/ Benjamin Steger
Name: Benjamin Steger
Title: Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Saranac CLO III Limited—Warehouse

By:	Canaras Capital Management, LLC As Sub-Investment Advisor

By:	/s/ Benjamin Steger
Name: Benjamin Steger
Title: Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

West CLO 2012-1 Ltd.

By:	/s/ Joanna Willars
Name: Joanna Willars
Title: Vice President, Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Latitude CLO III, LTD

By:	/s/ Kirk Wallace
Name: Kirk Wallace
Title: Senior Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Latitude CLO I, LTD

By:	/s/ Kirk Wallace
Name: Kirk Wallace
Title: Senior Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Latitude CLO II, LTD

By:	/s/ Kirk Wallace
Name: Kirk Wallace
Title: Senior Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

VALIDUS REINSURANCE LTD

By:	PineBridge Investments LLC Its Investment Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Saturn CLO, Ltd.

By:	PineBridge Investments LLC Its Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Galaxy XI CLO, Ltd.

By:	PineBridge Investments LLC As Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Galaxy XII CLO, Ltd.

By:	PineBridge Investments LLC As Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Lancashire Insurance Company Limited

By:	PineBridge Investments Europe Limited As Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Galaxy XIV CLO, Ltd.

By:	PineBridge Investments, LLC as Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Aetna Health Inc.

By:	BlackRock Investment Management, LLC, Its Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Aetna Health Management, LLC

By:	BlackRock Investment Management, LLC, Its Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Aetna Life Insurance Company

By:	BlackRock Investment Management, LLC, Its Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

BlackRock Bank Loan Strategy Fund of Multi
Manager Global Investment Trust

By:	BlackRock Investment Management, Inc., Its Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

BlackRock Secured Credit Portfolio of
BlackRock Funds II

By:	BlackRock Financial Management, Inc., Its Sub-Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

BlackRock Senior Floating Rate Portfolio

By:	BlackRock Financial Management, Inc., Its Sub-Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

JPMBI re Blackrock Bankloan Fund

By:	BlackRock Financial Management, Inc., as Sub-Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Permanens Capital Floating Rate Fund LP

By:	BlackRock Financial Management, Inc., Its Sub-Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Scor Global Life Americas Reinsurance
Company

By:	BlackRock Financial Management, Inc., Its Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Scor Reinsurance Company

By:	BlackRock Financial Management, Inc., Its Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

BlackRock Funds II, BlackRock Floating Rate
Income Portfolio

By:	BlackRock Financial Management, Inc., Its Sub-Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

UnitedHealthcare Insurance Company

By:	BlackRock Financial Management, Inc., Its Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Four Corners CLO II, Ltd.

By:	/s/ Adam Jacobs
Name: Adam Jacobs
Title: Attorney-In-Fact

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Sumitomo Mitsui Trust Bank, Limited, New York Branch

By:	/s/ Joaquin Hofilena
Name: Joaquin Hofilena
Title: Senior Director

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Credit Suisse Loan Funding LLC

By:	/s/ Robert Healey
Name: Robert Healey
Title: Authorized Signatory

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Saratoga Investment Corp CLO 2013-I, Ltd.

By:	/s/ Pavel Antonov
Name: Pavel Antonov
Title: Attorney In Fact

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Societe Generale, Grand Cayman Branch

By:	/s/ David N. Morin
Name: David N. Morin
Title: Managing Director

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Blue Cross of California
By: Sankaty Advisors, LLC, as Investment Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Sr. Vice President of Operations

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Community Insurance Company
By: Sankaty Advisors, LLC, as Investment Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Sr. Vice President of Operations

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Race Point III CLO Limited
By: Sankaty Advisors, LLC, as Collateral Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Sr. Vice President of Operations

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Race Point IV CLO Ltd.
By: Sankaty Advisors, LLC, as Asset Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Sr. Vice President of Operations

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Suzuka INKA
By: Sankaty Advisors, LLC, as Fund Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Sr. Vice President of Operations

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

WellPoint, Inc.
By: Sankaty Advisors, LLC, as Investment Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Sr. Vice President of Operations

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

AVAW Loans Sankaty z.H. Internationale
Kapitalanlagegesellschaft mbH
By: Sankaty Advisors, LLC, as Fund Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Sr. Vice President of Operations

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

CHI Operating Investment Program L.P.
By: Sankaty Advisors, LLC, as Investment Adviser and Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Sr. Vice President of Operations

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

GOLDMAN SACHS BANK USA

By:	/s/ Michael Latzoni
Name: Michael Latzoni
Title: Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Canyon Capital CLO 2006-1, Ltd.
By: Canyon Capital Advisors LLC, its Asset Manager

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Dryden 33 Senior Loan Fund
By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Dryden 30 Senior Loan Fund
By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Dryden XXVIII Senior Loan Fund
By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Dryden XXIV Senior Loan Fund
By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Dryden XXIII Senior Loan Fund
By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Callidus Debt Partners CLO Fund VI, Ltd.
By: GSO/ Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ D. Sean Cort
Name: D. Sean Cort
Title: Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Central Park CLO, Ltd.
By: GSO/ Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ D. Sean Cort
Name: D. Sean Cort
Title: Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Musashi Secured Credit Fund Ltd.
By: GSO Capital Advisors LLC, as Manager

By:	/s/ D. Sean Cort
Name: D. Sean Cort
Title: Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

OptumHealth Bank, Inc.
By: GSO Capital Advisors LLC, as Manager

By:	/s/ D. Sean Cort
Name: D. Sean Cort
Title: Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Riverside Park CLO Ltd.
By: GSO/ Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ D. Sean Cort
Name: D. Sean Cort
Title: Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Gale Force 4 CLO, Ltd.
By: GSO/ Blackstone Debt Funds Management LLC as Collateral Servicer

By:	/s/ D. Sean Cort
Name: D. Sean Cort
Title: Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Four Corners CLO III, Ltd.

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

CLEAR LAKE CLO, LTD.

ST. JAMES RIVER CLO, LTD.
By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Jeffrey S. Stewart
Name: Jeffrey S. Stewart
Title: Managing Director

DIAMOND LAKE CLO, LTD.
By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Jeffrey S. Stewart
Name: Jeffrey S. Stewart
Title: Managing Director

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

WhiteHorse VII, Ltd.
	By:	H.I.G. WhiteHorse Capital, LLC
As: Collateral Manager

By:		/s/ Jay Carvell
Name: Jay Carvell
Title: Authorized Officer

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

CONSENT TO AMENDMENT NO. 6

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Duane Street CLO IV, LTD.
By: Napier Park Global Capital (US) LP As Collateral Manager

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Director

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to National CineMedia, LLC Amendment No. 6]

EXHIBIT A

Holdings shall have the right to assign the Screenvision Acquisition Indebtedness and its obligations under the agreements relating thereto to the Borrower (the “Permitted Loan Assignment”), subject to the simultaneous consummation of the Permitted Contribution (as defined below).

Holdings shall be permitted to contribute the equity interests in Screenvision to the Borrower (the “Permitted Contribution”), subject to the simultaneous consummation of the Permitted Loan Assignment. Upon such contribution, the Borrower would assume (and Holdings would be released from) all obligations of Holdings with respect to the Screenvision Acquisition Indebtedness and under the agreements relating thereto, the Screenvision Acquisition Indebtedness would be secured pari passu with obligations under the Credit Agreement, and collateral provided by Holdings (other than the equity and assets of Screenvision) would be released.

[Signature Page to National CineMedia, LLC Amendment No. 6]